PROXY STATEMENT PURSUANT TO SECTION 14(a)
                OF THE SECURITIES EXCHANGE ACT OF 1934


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        or Section 240.14a-12


         FRANKLIN FINANCIAL SERVICES CORPORATION
        Name of Registrant as Specified in its Charter)


________________________________________________________________
            (Name of Person(s) Filing Proxy Statement
                  if other than the Registrant)


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                                PROXY STATEMENT

                     Dated and to be Mailed March 28, 2000

                     FRANKLIN FINANCIAL SERVICES CORPORATION

                           20 South Main Street
                              P.O. Box 6010
                          Chambersburg, PA 17201-6010

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON April 25, 2000

                                TABLE OF CONTENTS

                                                            Page

GENERAL INFORMATION...........................................3
Date, Time, and Place of Meeting..............................3
Shareholders Entitled to Vote.................................3
Purpose of Meeting............................................3
Solicitation of Proxies.......................................3
Revocability and Voting of Proxies............................3
Voting of Shares and Principal Holders Thereof................4
Shareholder Proposals.........................................6
Recommendation of the Board of Directors......................7

INFORMATION CONCERNING THE ELECTION OF DIRECTORS..............7
General Information...........................................7
Information about Nominees and Continuing Directors...........8
Meetings and Committees of the Board of Directors.............10
Compensation of Directors.....................................11
Executive Officers............................................7
Executive Compensation and Related Matters....................11
Transactions with Directors and Executive Officers...........18

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.............19

ADDITIONAL INFORMATION.......................................20

OTHER MATTERS................................................20



                  FRANKLIN FINANCIAL SERVICES CORPORATION

                            20 South Main Street
                               P.O. Box 6010
                        Chambersburg, PA  17201-6010
                                (717)264-6116

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD April 25, 2000

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

     Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 25, 2000, at 10:30 A.M. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect the three nominees listed in the accompanying Proxy Statement for the term specified.

     2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 10, 2000, shall be entitled to notice of and to vote at the Annual Meeting.

     Please mark, date and sign the enclosed Proxy and return it in the enclosed postpaid envelope as soon as possible, whether or not you plan to attend the meeting. You are cordially invited to attend the meeting and the luncheon to be held following the meeting. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

     A copy of the Annual Report of Franklin Financial Services
Corporation is enclosed.

                                BY ORDER OF THE BOARD OF
                                DIRECTORS


                                APRIL E. ROSENBAUM
                                Secretary

Enclosures
March 28, 2000



                         GENERAL INFORMATION

Date, Time, and Place of Meeting

     The regular Annual Meeting of the shareholders of Franklin
Financial Services Corporation (hereinafter, "Franklin
Financial") will be held on Tuesday, April 25, 2000, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia
Avenue, Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

     Shareholders of record at the close of business on March 10, 2000, are entitled to notice of and to vote at the meeting.

Purpose of Meeting

     Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting: (1) the election of three directors, and (2) such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting and any adjournments thereof.

     The expense of soliciting proxies will be borne by Franklin
Financial. In addition to the use of the mails, directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

     Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust") is a wholly owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to April E. Rosenbaum, Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the three nominees identified in this Proxy Statement. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, the shares represented by any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

     At the close of business on December 31, 1999, Franklin Financial had issued and outstanding 2,792,468 shares of common stock; there is no other class of stock outstanding. As of such date, 162,402 shares of Franklin Financial common stock were held by the Trust Department of F&M Trust as sole fiduciary (representing approximately 5.8% of such shares outstanding) and will be voted FOR the election of the three nominees identified in this Proxy Statement.

     A majority of the outstanding common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes which all shareholders present in person or by proxy are entitled to cast at a meeting at which a quorum is present is required to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or by the Articles of Incorporation or Bylaws. In the case of the election of directors, the three candidates receiving the highest number of votes shall be elected directors of Franklin Financial; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election.



     To the knowledge of Franklin Financial, no person owned of record or beneficially on December 31, 1999 more than five percent (5%) of the outstanding common stock of Franklin
Financial, except as set forth in the table which follows.


                                                     Amount and Nature of
                     Name and Address of              Beneficial Ownership         Percent
Title of Class        Beneficial Owner                  as of 12/31/99             of Class


Common stock,        Farmers and Merchants Trust     162,402 shares(1)             5.8%
$1.00 par value      Company of Chambersburg
Per share            Trust Department
                     20 South Main Street
                     P.O. Box 6010
                     Chambersburg, PA 17201-6010


                                FOOTNOTE

[FN]

(1) Shares are held on behalf of various trusts, estates and other accounts, with respect to which F&M Trust acts as sole fiduciary. The Trust Department of F&M Trust also holds shared voting or dispository authority with respect to an additional 18,903 shares

Shareholder Proposals

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (hereafter the "SEC") and Section 2.4 of the Bylaws of Franklin Financial, shareholder proposals intended to be presented at the 2001 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial no later than November 28, 2000, in order to be included in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 2001 Annual Meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 and the Bylaws of Franklin Financial is not required to be included in Franklin Financial's proxy statement and proxy form and may not be presented at the 2001 Annual Meeting. All shareholder proposals should be sent to: Franklin Financial Services Corporation,
Attention: President, 20 South Main Street, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Recommendation of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the election of the three nominees identified in this Proxy Statement.

           INFORMATION CONCERNING THE ELECTION OF DIRECTORS

General Information

     The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting at which directors in his class are elected.

     The Board of Directors has determined that the Board shall consist of 12 directors. There are three directors whose terms of office will expire at the 2000 Annual Meeting and nine continuing directors whose terms of office will expire at the 2001 or 2002 Annual Meeting. The Board of Directors proposes to nominate the following three persons for election to the Board of Directors for the term specified below:

                           CLASS C
                        For a Term of
                         Three Years

Donald A. Fry       H. Huber McCleary       Charles M. Sioberg

     In the event that any of the foregoing nominees is unable to accept nomination or election, the shares represented by any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Franklin Financial may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

     Section 3.5 of Article III of the Bylaws of Franklin Financial requires, among other things, that a shareholder who wishes to nominate a candidate for election to the Board of Directors must provide advance written notice to Franklin Financial, which notice must contain certain prescribed information and must be delivered to the President of Franklin Financial not less than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. The Chairman of the meeting must determine whether a nomination has been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, such nomination and any votes cast for the nominee shall be disregarded.

Information about Nominees and Continuing Directors

     Information concerning the three persons to be nominated for election to the Board of Directors of Franklin Financial at the 2000 Annual Meeting and concerning the nine continuing directors is set forth in the table which follows. The table also includes information concerning shares of Franklin Financial common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group.


                                                                               Shares of Stock of
                                                                               Franklin Financial
                         Business Experience,                                  Beneficially Owned
                         Including Principal                                   and Percentage
                         Occupation for the                                        of Total
                         Past 5 Years, and                       Director      Outstanding Stock
Name and Age             Other Directorships(1)                  Since(2)      as of 12/31/99(3)


Class A - Continuing
Directors - Term
Expires in 2002

G. Warren Elliott(45)    Franklin County Commissioner;           1994          1,233        *
                         Regional Representative, General
                         Code Publishers (legal publisher)

Dennis W. Good, Jr.(64)  Partner, McGuire, Woods, Battle &       1988         30,964       1.11%
                         Boothe, LLP (law firm)

William E. Snell, Jr.    President and Chief Executive           1995         21,351         *
(51)                     Officer, Franklin Financial and
                         F&M Trust; formerly President and
                         Chief Executive Officer,
                         Commonwealth Bank, and President
                         and Chief Operating Officer,
                         Commonwealth Bancshares
                         Corporation (1990-1995)

Martha B. Walker(53)     Partner, Walker & MacBride, a           1979          9,655         *
                         Division of Barley, Snyder
                         Senft & Cohen, LLC (law firm)

Robert G. Zullinger(67)  Chairman of the Board, Franklin         1981         32,693       1.17%
                         Financial and F&M Trust; formerly
                         President and Chief Executive
                         Officer, Franklin Financial
                         and F&M Trust (1981-1996)

Class B - Continuing
Directors - Term
Expires in 2001

Charles S. Bender, II    Executive Vice President,               1981         61,399       2.20%
(55)                     Franklin Financial and F&M Trust

Omer L. Eshelman(66)     Retired - formerly President and        1992         18,553         *
                         Chief Executive Officer, Mont
                         Alto State Bank

Jeryl C. Miller(59)      Vice President and Secretary,           1983         14,238         *
                         Charles W. Karper, Inc.
                         (trucking industry)

Stephen E. Patterson     Shareholder, Patterson  Kiersz,         1998            800         *
(55)                     PC (law firm)

Class C Nominees

Donald A. Fry(50)        President, ANDOCO, Inc.,                1998            945         *
                         trading as Cumberland Valley
                         Rental (uniform rental)

H. Huber McCleary(61)    President, McCleary Oil Co.             1990         34,720       1.24%
                         (service station operator and
                         fuel oil distributor)

Charles M. Sioberg(58)   Vice President, Martin & Martin,        1982          4,616         *
                         Inc. (engineers)

All directors and                                                            247,221       8.85%
executive officers as
a group (15 persons)



* The number of shares shown represents less than one percent of the total number of shares of common stock outstanding.

[FN]

                            FOOTNOTES

1. No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

2. Reflects service as a director of Franklin Financial and service as a director of F&M Trust, predecessor of Franklin
    Financial.

3. Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with Securities and Exchange Commission Rule 13d-3d(1) which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or
    (ii) investment power, which includes the power to dispose or to direct the disposition of the stock.

4. Each director and executive officer has sole voting and investment power with respect to the shares shown above, except that voting and investment power with respect to a total of 37,235 shares is shared with spouses, children or other family members. The shares shown above include a total of 56,977 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor and shares subject to a power of attorney in favor of a director or executive officer, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 36,228 shares of unvested restricted stock issued under the Long-Term Incentive Plan of 1990 and a total of 1,793 shares issuable under the Employee Stock Purchase Plan.

Meetings and Committees of the Board of Directors

     The Board of Directors of Franklin Financial has standing
Audit, Nominating and Personnel Committees.

     Members of the Audit Committee during 1999 were Jeryl C. Miller, Chairman, and Messrs. Eshleman, Good, Sioberg and Zullinger. Jay L. Benedict, Jr., who retired from the Board of Directors at the end of last year, was an ex-officio member of the Audit Committee. The Audit Committee met five times during 1999. The Audit Committee is responsible for overseeing the internal accounting and auditing methods and procedures of Franklin Financial and its subsidiaries and for recommending annually to the Board of Directors the engagement of an independent public accounting firm to examine the consolidated financial statements of Franklin Financial.

     Members of the Nominating Committee during 1999 were Jay L. Benedict, Jr., Chairman, and Messrs. Bender, Elliott, McCleary, Patterson, Sioberg and Snell. The Nominating Committee, which was established in September of 1999, did not meet during the past year. The Nominating Committee is responsible, among other things, for recommending to the Board of Directors persons to be nominated for election to the Board and persons to be appointed to fill vacancies on the Board.

     Members of the Personnel Committee during 1999 were Jay L. Benedict, Chairman, and Messrs. Elliott, Good, Miller and Patterson. The Personnel Committee met three times during the past year. The Personnel Committee is responsible, among other things, for administering the Long-Term Incentive Plan of 1990 and the Employee Stock Purchase Plan and, in conjunction with the Personnel Committee of the Board of Directors of F&M Trust, overseeing the administration of Franklin Financial's compensation policies and employee benefits plans.

     The Board of Directors of Franklin Financial met eight times during 1999. All incumbent directors attended at least
75 percent of the meetings of the Board of Directors and the committees on which they served.

Compensation of Directors

     With the exception of the Chairman of the Board, each director of Franklin Financial who is not a salaried officer of Franklin Financial or one of its subsidiaries is paid an annual retainer of $3,800 and receives a fee of $150 for each committee meeting attended. The Chairman of the Board receives an annual retainer of $21,000, but does not receive a fee for attending committee meetings.

Executive Officers

     The following persons are the executive officers of Franklin Financial:


Name                    Age     Office Held


William E. Snell, Jr.   51      President and Chief Executive
                                Officer of Franklin Financial
                                and F&M Trust since 1996;
                                President of Franklin Financial
                                and F&M Trust since 1995

Charles S. Bender, II   55      Executive Vice President of
                                Franklin Financial since 1983
                                and of F&M Trust since 1981

Theodore D. McDowell    49      Executive Vice President of
                                Franklin Financial and F&M Trust
                                since 1999

Elaine G. Meyers        52      Treasurer and Chief Financial
                                Officer of Franklin Financial
                                and Senior Vice President/
                                Finance of F&M Trust since 1988

Kenneth D. Sauders      55      Investment and Asset/Liability
                                Manager of Franklin Financial
                                since 1997 and Senior Vice
                                President of F&M Trust since
                                1995


Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by Franklin Financial and F&M Trust to William E. Snell, Jr., the Chief Executive Officer of Franklin Financial, and to each of the other most highly compensated executive officers of Franklin Financial whose combined 1999 salary and bonus compensation exceeded $100,000.

                       SUMMARY COMPENSATION TABLE



                                                                 Long Term Compensation
                       Annual Compensation                     Awards           Payouts

       (a)             (b)        (c)          (d)       (e)       (f)          (g)        (h)        (i)

        Name                                            Other                 Securities               All
        And                                            Annual     Restricted  Underlying              Other
     Principal                                         Compen-    Stock       Options/     LTIP      Compen-
      Position        Year       Salary      Bonus     sation     Awards(1)   SARs        Payouts(2) sation(3)
                                ($)          ($)      ($)         ($)         (#)         ($)        ($)


William E. Snell, Jr.  1999      $164,788     $1,648    None      None        None        None      $5,964
President and
Chief Financial        1998       160,000      9,600    None      None        None        None       8,114
Officer
                       1997       160,000      None     None      None        None        None       5,198

Charles S. Bender, II  1999      $112,442     $1,120    None      None        None        None      $5,541
Executive Vice
President              1998       114,450      6,867    None      None        None        None       7,014

                       1997       114,450      None     None      None        None        None       4,258


[FN]

                            FOOTNOTES

(1)  No restricted stock awards were granted in 1999.
     Messrs. Snell and Bender held 10,987 and 15,714 shares, respectively, of previously issued restricted stock with an aggregate value of $223,860 and $320,173, respectively, as of December 31, 1999. Dividends are paid on those shares if and to the extent paid on Franklin Financial common stock generally.

(2) Consists of the dollar value of shares of previously issued restricted stock and restricted cash awards which vested during the year indicated. No such shares or cash awards vested in 1999.

(3) Consists exclusively of matching contribution and short-term incentive plan additional contribution to
     Section 401(k) Profit Sharing Plan.

Defined Benefit Pension Plan

     The defined benefit pension plan maintained by F&M Trust (the "Plan") was amended on November 14, 1997, effective
January 1, 1998, to reduce future benefit accruals under the Plan's benefit formula. The following table shows, for the salary levels and years of service indicated, the annual pension benefit, before a Social Security offset of 0.6 percent (0.6%) of covered compensation for each year of service to a maximum of 35 years (but without reflecting the maximum pension benefit limitations established under Section 415 of the Internal Revenue Code), payable under the Plan commencing at age 65 under the pension benefit formula effective January 1, 1998 (and assuming all years of service are earned after January 1, 1998):

                        PENSION PLAN TABLE

                                                Years of Service
Covered
Remuneration            5         10         15         20          25         30          35


$50,000              $ 3,750    $ 7,500    $11,250    $15,000    $18,750    $22,500    $26,250
$75,000                5,625     11,250     16,875     22,500     28,125     33,750     39,375
$100,000               7,500     15,000     22,500     30,000     37,500     45,000     52,500
$125,000               9,375     18,750     28,125     37,500     46,875     56,250     65,625
$150,000              11,250     22,500     33,750     45,000     56,250     67,500     78,750
$160,00 and Over      12,000     24,000     36,000     48,000     60,000     72,000     84,000



     Compensation covered by the Plan is calculated by determining the average of a participant's highest five consecutive years' compensation (generally, salary and bonus as reported in the Summary Compensation Table appearing above) in the ten years preceding normal retirement. A participant's compensation for these purposes is limited by Section 401(a)(7) of the Internal Revenue Code of 1986, as amended (the "Code") for each calendar year. Current compensation covered by the plan for the year ended December 31, 1999 for Messrs. Snell and Bender was $156,429 and $122,909, respectively. As of December 31, 1999, Messrs. Snell and Bender were credited with
4.67 and 24.92 years of service, respectively, for benefit accrual purposes under the Plan.

     The normal retirement benefit under the Plan is a single-life annuity equal to the sum of the following:

(i) 1.15 percent (1.15%) of the average of the highest five consecutive years' compensation in the 10 years preceding normal retirement, multiplied by a participant's number of years of service from the date of employment to December 31, 1997, plus

(ii) 0.90 percent (0.90%) of the such compensation multiplied by a participant's number of years of service from January 1, 1998, through the date of retirement, plus

(iii) 0.60 percent (0.60%) of such compensation in excess of Social Security covered compensation (the taxable wage base averaged over the 35-year period ending with the last day of the calendar year in which the participant attains Social Security retirement age), multiplied by a participant's total number of years of service (up to a maximum of 35 years) from the date of employment to the retirement date.

This benefit is limited by the maximum benefit as specified under Section 415 of the Code.

     The Plan was amended November 24, 1999, effective
January 1, 2000, to give a cost-of-living adjustment to retirees and beneficiaries with a retirement date on or before January 1, 1999. The increase is equal to 1.50% of the retiree's and beneficiary's monthly pension payment for each complete year measured from the later of October 1, 1994 and the retiree's and beneficiary's retirement date to January 1, 2000.

Compensation Committee Report on Executive Compensation

     The Personnel Committee of the Board of Directors of
Franklin Financial (the "Committee") administers the executive compensation programs of Franklin Financial and its subsidiaries. The Committee consists of five independent directors.

                   Executive Compensation Policies

     Executive compensation at Franklin Financial consists of two components: base salary and incentive programs. The Committee has established an executive compensation policy to assist it in administering these two components of executive compensation.

     The Franklin Financial's executive compensation policy is designed to provide its executives with a total compensation package that is fair in light of competitive compensation practices, that attracts and retains qualified executives, that places a portion of total pay at risk (to be earned through the achievement of performance goals), and that helps to align management's interests with those of shareholders. Fair pay is defined as pay levels that are at or approach the median of competitive compensation practices.

     Competitive compensation practices are determined from time to time, as follows. The Committee uses data from banking industry compensation surveys to determine median pay practices for similar positions at comparably sized organizations. Compensation disclosures made by a peer group of comparably sized Pennsylvania banks are also used to determine competitive pay practices at the top management level. This group of Pennsylvania banking organizations bears no direct relationship to those companies represented in the Media General Regional Northeast Bank Index appearing in the stock performance graph set forth elsewhere in this Proxy Statement because the companies represented in this Index are too numerous and because some are too small and others too large for appropriate and meaningful compensation comparisons. Additionally, the Committee's understanding of competitive salary increases is used in estimating competitive pay levels.

     The Committee uses incentive programs to link total executive compensation to the performance of Franklin Financial.
These programs provide executives with an opportunity to earn a combination of cash and stock awards contingent upon the achievement of corporate earnings objectives.

        Relationship of Performance to Executive Compensation

     The Committee employs a short-term incentive plan to link senior officer compensation to the success in meeting annual goals based upon the net income of the corporation. The 1999 plan included a range of net income targets and within that range of targets, senior officer incentive payouts could range from 1% to 4% of annual salary, with an additional 401(k) Profit Sharing Plan contribution ranging from 1/2% to 2% of salary (up to applicable limitations under the Internal Revenue Code). Messrs. Snell and Bender each participated in this program. As a result of the corporation achieving net income of $5.084 Million in 1999, Messrs. Snell and Bender were awarded cash bonuses of $1,648 and $1,120 respectively, and additional 401(k) Profit Sharing Plan contributions of $800 and $616, respectively, under the short-term incentive plan.

     The Committee administers a long-term incentive plan for members of senior management, which includes Messrs. Snell and Bender. Other senior officers also participate in this plan. Under the plan, participants receive awards of restricted stock and cash, which awards are subject to accelerated vesting if Franklin Financial meets or exceeds certain annual and/or cumulative net income performance goals established at the time of grant of the award. To the extent not previously vested, the restricted stock portion of the award will vest in full upon the expiration of 10 years from the date of grant. The cash portion of an award, to the extent not vested after the expiration of five years, is forfeited.

     Achievement of an annual or cumulative net income performance goal results in the vesting of a portion of the restricted stock award and a distribution of a portion of the cash award. Failure to meet either goal in a given year results in the permanent forfeiture of that year's portion of the cash award. Furthermore, failure to meet the annual or cumulative net income goals means that no restricted shares vest that year. After the expiration of ten years from the date of the award, however, all unvested shares of restricted stock will vest, provided that the participant remains an employee of Franklin Financial or one of its subsidiaries.

     In 1999, Franklin Financial had net income of $5.084 Million. This resulted in basic earnings per share of $1.86, return on assets of 1.18%, and return on equity of 12.95%. This level of earnings did not meet the annual or cumulative net income goals for 1999 established under the long-term incentive plan. Accordingly, no cash awards were distributed and no accelerated vesting of restricted shares occurred.

          1999 Compensation of the Chief Executive Officer

     The Committee at its December 1998 meeting discussed its compensation policy as summarized above and competitive pay practices, balanced with Franklin Financial's strategic initiative to control overhead expenses. After considering several alternatives, the Committee determined that Mr. Snell's base salary would be increased by 3% to $164,800 in 1999.

        Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, brought about a limitation on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain senior officers of publicly held companies. Qualifying performance-based compensation is not subject to this limitation if certain conditions are met. The Committee does not foresee current compensation arrangements exceeding this level. Accordingly, the Committee has no plans to modify the compensation policies of Franklin Financial in response to the provisions of Section 162(m) of the Code. The Committee will evaluate this matter on an ongoing basis.

              The foregoing report is furnished by
              Jay L. Benedict, Jr., Chairman of the
              Personnel Committee, and Messrs. Elliott,
              Good, Miller and Patterson, who served
              as members of the Personnel Committee
              during 1999.

                      Performance Graph

     The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a stock performance graph comparing its five-year cumulative total return to shareholders with the returns generated by an industry-specific index (or peer group index) and with the return generated by a broad market index.

     The following graph compares the cumulative total return to shareholders of Franklin Financial with the Media General Market Weighted NASDAQ Index (a broad market index prepared by Media General Financial Services) and with the Media General Regional Northeast Bank Index (an industry index also prepared by Media General Financial Services) for the five year period ended December 31, 1999, in each case assuming an initial investment of $100 on December 31, 1994 and the reinvestment of all dividends.


          December 31   December 31   December 31   December 31   December 31   December 31
            1994          1995           1996         1997           1998           1999

Franklin
Financial     $100        $122.25      $149.91        $242.68       $226.56      $160.33

NASDAQ
Index         $100        $152.03      $202.24        $348.83       $364.13      $335.06

Regional
Northeast
Bank Index    $100        $129.71      $161.18        $197.16       $278.08      $450.46


Transactions with Directors and Executive Officers

     Some of the directors and executive officers of Franklin Financial and F&M Trust and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 1999. All loans and commitments to loan made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future.

     Martha B. Walker, a member of the Boards of Directors of Franklin Financial and F&M Trust, is a partner in the law firm of Barley, Snyder, Senft & Cohen (hereafter, "BSS&C"). BSS&C has provided legal services to Franklin Financial and F&M Trust for many years and is expected to continue to do so in the future.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial believes that during the calendar year ended December 31, 1999, all filing requirements applicable to its directors and officers were complied with.

         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     On July 8, 1999, the Board of Directors of Franklin Financial determined that it would discontinue the engagement of Arthur Andersen LLP ("Arthur Andersen") as independent auditors and approved the engagement of Beard & Company, Inc., Certified Public Accountants ("Beard & Company") as independent auditors for the fiscal year ending December 31, 1999. The Board's decision was based upon the recommendation of its Audit Committee, which interviewed several independent certified public accounting firms (including Arthur Andersen) prior to making its recommendation. Franklin Financial did not consult with Beard & Company on any matter during its two most recent fiscal years.

     The reports of Arthur Andersen on the financial statements of Franklin Financial for the years ended December 31, 1997 and 1998 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between Franklin Financial and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during its two most recent fiscal years or during any subsequent interim period, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of Franklin Financial for such years.

     It is anticipated that Franklin Financial will engage Beard
& Company as its auditors for the year ending December 31, 2000.

     Representatives of Beard & Company are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                     ADDITIONAL INFORMATION

     A copy of the Annual Report of Franklin Financial on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to William E. Snell, Jr., President and Chief Executive Officer, Franklin Financial Services Corporation, 20 South Main Street, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

                        OTHER MATTERS

     The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 2000 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

                               BY ORDER OF THE BOARD OF
                               DIRECTORS



                               APRIL E. ROSENBAUM
                               Secretary

Chambersburg, Pennsylvania
March 28, 2000



                           APPENDIX

FRANKLIN FINANCIAL SERVICES CORPORATION
PROXY  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD April 25, 2000

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints April E. Rosenbaum and Mark R. Hollar, and each or either of them, as proxies, with full power of substitution, to vote as directed below all of the shares of Franklin Financial Services Corporation common stock held of record on March 10, 2000 by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan at the Annual Meeting of Shareholders to be held on Tuesday, April 25, 2000, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, and at any adjournment thereof, as follows:

1.  ELECTION OF THREE DIRECTORS FOR A TERM OF THREE YEARS

[  ]  FOR all nominees listed below*  [  ]  WITHHOLD AUTHORITY
      to vote for all                       nominees listed
                                            below

      Donald A. Fry     H. Huber McCleary    Charles M. Sioberg


     *INSTRUCTION:  If you wish to withhold authority to vote
                    for any individual nominee, strike a line through the nominee's name.






                     (continued on reverse side)




THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR THE
PROPOSAL TO ADOPT THE STOCK COMPENSATION PLAN OF 2000.

This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof.
If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of Franklin Financial Services Corporation.

                                Dated:  _________________, 2000

                                        ________________________
                                               Signature

                                        ________________________
                                               Signature


                                IMPORTANT: Please sign exactly
                                as your name or names appear
                                hereon.  Joint owners should
                                each sign.  If you sign as agent
                                or in any other representative
                                capacity, please state the
                                capacity in which you sign.










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